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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 25, 1996



                          AAMES FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                     0-19604                    95-4340340
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(State or other jurisdiction       (Commission               (I.R.S. employer
       of incorporation)           file number)           identification number)



3731 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA                  90010
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    (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code (213) 351-6100
                                                   -----------------------



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Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         The following document is being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-12065, which was declared effective September 20, 1996.


Exhibit         Description of Exhibit
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25.1            Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AAMES FINANCIAL CORPORATION



                                 By:  /s/ BARBARA S. POLSKY
                                      -----------------------------------------
                                      Barbara S. Polsky
                                      Senior Vice President and General Counsel



Dated:  September 26, 1996
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Exhibit         Description of Exhibit
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25.1            Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manhattan Bank.